UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2005

Dana Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 535-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On January 13, 2005, Dana Corporation’s Chairman and Chief Executive Officer, Michael J. Burns, and Chief Financial Officer, Robert C. Richter, plan to make a presentation at the Detroit Automotive Conference. Copies of the slides and script for this presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Slides for presentation on January 13, 2005 (furnished but not filed)

99.2	Script for presentation on January 13, 2005 (furnished but not filed)

99.3	Supplementary GAAP reconciliation schedules (furnished but not filed)

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)

Date: January 13, 2005	By:	/s/ Michael L. DeBacker
	Name:	Michael L. DeBacker
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

99.1	Slides for presentation on January 13, 2005
99.2	Script for presentation on January 13, 2005
99.3	Supplementary GAAP reconciliation schedules

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